UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2017

NiSource Inc.

(Exact name of registrant as specified in its charter)

Commission file number 001-16189

Delaware	35-2108964
(State or other jurisdiction of (I.R.S. Employer incorporation or organization) Identification No.)	(I.R.S. Employer Identification No.)

801 East 86th Avenue
Merrillville, Indiana	46410
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (877) 647-5990

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 11, 2017, NiSource Inc. (the “Company”), NiSource Finance Corp., an Indiana corporation and a wholly-owned special purpose finance subsidiary of the Company (“NiSource Finance”), and Barclays Capital Inc., Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC and MUFG Securities Americas Inc., as representatives of the underwriters, entered into a Terms Agreement with respect to the offering and sale of $1,000,000,000 aggregate principal amount of NiSource Finance’s 3.490% Notes due 2027 (the “Notes due 2027”) and $1,000,000,000 aggregate principal amount of NiSource Finance’s 4.375% Notes due 2047 (the “Notes due 2047” and, collectively with the Notes due 2027, the “Notes”) under the Company’s and NiSource Finance’s Registration Statement on Form S-3 (File Nos. 333-214360 and 333-214360-01). The Notes will be fully and unconditionally guaranteed by the Company. The Terms Agreement incorporates by reference an Underwriting Agreement dated May 11, 2017 of the Company and NiSource Finance (the “Underwriting Agreement”). The sale is expected to close on May 22, 2017. The Notes are being issued pursuant to an Indenture dated as of November 14, 2000 among the Company, NiSource Finance and The Bank of New York Mellon (as successor in interest to JPMorgan Chase Bank, N.A., formerly known as The Chase Manhattan Bank), as trustee (as filed with the Securities and Exchange Commission on November 17, 2000).

Copies of the Underwriting Agreement, the form of the Notes due 2027 and the form of the Notes due 2047 are filed as Exhibits 1.1, 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are hereby incorporated by reference herein.

Item 2.03 – Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description

1.1	Underwriting Agreement, dated May 11, 2017, of NiSource Inc. and NiSource Finance Corp.

4.1	Form of 3.490% Notes due 2027

4.2	Form of 4.375% Notes due 2047

5.1	Opinion of Schiff Hardin LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NiSource Inc.
(Registrant)

Date: May 17, 2017	By:	/s/ Donald E. Brown
Donald E. Brown
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 11, 2017, of NiSource Inc. and NiSource Finance Corp.

4.1	Form of 3.490% Notes due 2027

4.2	Form of 4.375% Notes due 2047

5.1	Opinion of Schiff Hardin LLP